UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 23, 2005 (December 21, 2005)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7775	95-0740960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2005, Massey Energy Company (the “Company”) entered into a Second Supplemental Indenture, dated as of December 21, 2005 (the “Second Supplemental Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee, amending and supplementing that certain Indenture, dated February 18, 1997 (the “Base Indenture”), between the Company and Banker’s Trust Company, as trustee, as amended and supplemented by that certain First Supplemental Indenture, dated February 9, 2001, between the Company and Deutsche Bank Trust Company Americas (as successor in interest to Banker’s Trust Company) (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Second Supplemental Indenture reduces the notice period from 30 to three days for the notice required to be given to the holders of securities issued under the Indenture in the event that the Company elects to redeem securities issued under the Indenture pursuant to the optional redemption provisions of the Indenture.

This summary of the Second Supplemental Indenture does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all the provisions of the Second Supplemental, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01. Other Events.

On December 22, 2005, the Company issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting (i) the results of the Company’s tender offer for any and all of its outstanding $132.0 million in aggregate principal amount of 4.75% Convertible Senior Notes due 2023 (the “4.75% Notes”) pursuant to the Company’s previously announced tender offer for the 4.75% Notes and (ii) the results of the Company’s offer to exchange shares of its common stock, par value $0.625 per share, and a cash payment for any and all of its outstanding $175.0 million in aggregate principal amount of 2.25% Convertible Senior Notes due 2024 (the “2.25% Notes”) pursuant to the Company’s previously announced exchange offer for the 2.25% Notes.

This Current Report on Form 8-K shall not constitute an offer to purchase or a solicitation of acceptance of the offer to purchase the 4.75% Notes, which was made solely pursuant to the Company’s Offer to Purchase and related Letter of Transmittal, each dated November 22, 2005, or an offer to exchange or a solicitation of the offer to exchange the 2.25% Notes, which was made solely pursuant to the Company’s Offer to Exchange and related Letter of Transmittal, each dated November 22, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Second Supplemental Indenture, dated as of December 21, 2005, between the Company and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press Release issued by the Company on December 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005

MASSEY ENERGY COMPANY

By: /s/ Thomas J. Dostart

        Thomas J. Dostart

        Vice President, General Counsel &

        Secretary

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

4.1	Second Supplemental Indenture, dated as of December 21, 2005, between the Company and Deutsche Bank Trust Company Americas, as trustee.

99.1	Press Release issued by the Company on December 22, 2005.